Exhibit 10.43

AMENDMENT NO. 1 TO INVESTMENT MANAGER AGREEMENT

This AMENDMENT NO. 1 TO INVESTMENT MANAGER AGREEMENT, dated as of September 29, 2005 (this ‘‘Amendment’’), is made and entered into by and between Renaissance Underwriting Managers Ltd., a Bermudian Company (hereinafter called the ‘‘Company’’), and BlackRock Financial Management, Inc., a Delaware corporation (hereinafter called the ‘‘Manager’’). Capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such terms in the Investment Manager Agreement (as defined below).

WITNESSETH:

WHEREAS, the Company and the Manager are parties to that certain Investment Manager Agreement, dated as of July 1, 2005 (the ‘‘Investment Manager Agreement’’);

WHEREAS, the parties hereto desire to amend to the Investment Manager Agreement, as set forth herein; and

WHEREAS, Section 16 of the Investment Manager Agreement provides for the amendment thereof by a written instrument signed by both of the parties thereto.

NOW, THEREFORE, in consideration of the mutual terms, conditions and other agreements set forth herein, the parties hereto hereby agree as follows:

1. Exhibit A — Investment Guidelines of the Investment Manager Agreement is hereby amended by deleting the first paragraph under the caption ‘‘Duration Guidelines’’ in its entirety and inserting the following in lieu thereof:

‘‘The weighted average duration of the Company’s portfolio will not exceed three years.’’

2.  This Amendment shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts executed in and to be performed in that state without regard to that state’s conflict of laws principles.

3.  Except as expressly amended herein, all terms of the Investment Manager Agreement shall remain in full force and effect.

4.  This Amendment may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

RENAISSANCE UNDERWRITING MANAGERS LTD.
By: /s/ Laurence B. Richardson

Name: Laurence B. Richardson Title: Vice President
BLACKROCK FINANCIAL MANAGEMENT, INC.
By: /s/ Michael C. Huebsch

Name: Michael C. Huebsch Title: Managing Director